UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                SCHEDULE 14C/A-1

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Check the appropriate box:

    X        Preliminary Information Statement
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             Confidential, for Use of the Commission Only (as permitted by Rule
----------   14c-5(d)(2)


             Definitive Information Statement
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                               Juno Lighting, Inc.
                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

    X       No fee required
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            Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
----------


(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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-------   Fee paid previously with preliminary materials.


          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and Identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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



                               JUNO LIGHTING, INC.
                              1300 SOUTH WOLF ROAD
                                  P.O. BOX 5065
                        DES PLAINES, ILLINOIS 60017-5065
                                 ---------------
                              INFORMATION STATEMENT
                                 --------------


                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

     This Information Statement is being furnished to you as a stockholder of Juno Lighting, Inc. ("Juno") to provide you with information regarding an action taken by written consent of the holders of a majority of our issued and outstanding voting securities on May 21, 2004. This Information Statement is furnished for your information only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and Section 228(e) of the Delaware General Corporation Law. OUR BOARD OF DIRECTORS IS NOT SOLICITING ANY PROXIES OR CONSENTS FROM ANY STOCKHOLDERS IN CONNECTION WITH THE ACTIONS DESCRIBED HEREIN. The holders of a majority of the shares of each class of Juno's outstanding stock, on an as-converted basis, have consented in writing to the amendment and restatement of Juno's certificate of incorporation described herein. The amendment and restatement described in this Information Statement will take effect when filed with the Secretary of State of the State of Delaware.

     The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 228 of the Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting.

     This Information Statement is being mailed on or about August     , 2004.
                                                                   ----
SUMMARY OF ACTION TAKEN

     On May 18, 2004, a special committee of our Board of Directors and our Board of Directors as a whole unanimously approved, subject to final approval by the special committee, stockholder approval and fulfillment of our statutory obligations, a proposed amendment and restatement of our certificate of incorporation (the "Amended Certificate of Incorporation"). On May 21, 2004, holders of a majority of our issued and outstanding voting securities (and each class thereof, on an as converted basis) took action by written consent to approve the Amended Certificate of Incorporation. The Amended Certificate of Incorporation will become effective when it is filed with (and accepted for filing by) the Secretary of State of the State of Delaware. Juno anticipates that the Amended Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware prior to August 31, 2004.

SUMMARY OF MODIFICATIONS TO JUNO'S CERTIFICATE OF INCORPORATION.

     The following is a brief summary of the material modifications to Juno's certificate of incorporation provided for by the Amended Certificate of Incorporation. The description in this section is not exhaustive and you should read the more detailed summary under the caption "Amendment and

Restatement of Juno's Amended and Restated Certificate of Incorporation--The Amended Certificate of Incorporation" and the text of the Amended Certificate of Incorporation, carefully and in their entirety for a more complete understanding of the rights and preferences of Juno's preferred stock. The complete text of the Amended Certificate of Incorporation is attached to this Information
Statement as Exhibit A and is incorporated by reference into this Information Statement.

     STATED AMOUNTS (OR LIQUIDATION PREFERENCES) AND CONVERSION PRICES. The Amended Certificate of Incorporation provides for a reduction in the stated amounts (or liquidation preferences) of the Series A and Series B convertible preferred stock in the event of any extraordinary cash dividend paid to the holders of such stock prior to July 31, 2004. This adjustment is a dollar-for-dollar reduction in per-share stated amount based on the per-share dividend amount. As a result of the one-time $60 million cash dividend declared by Juno's board of directors on July 1, 2004 (the "Special Dividend"), the stated amount of the Series A convertible preferred stock was reduced from $148.59 to $109.93 and the stated amount of the Series B convertible preferred stock was reduced from $134.59 to $99.57. Additionally, if the stated amount is reduced as described above, the Amended Certificate of Incorporation provides for an automatic immediate proportional reduction in the conversion price then in effect for conversions of preferred stock to common stock. For example, if the stated amount is reduced by 20%, then, under the terms of Amended Certificate of Incorporation the conversion price is automatically reduced by 20%. As a result of the Special Dividend the conversion price of the Series A and Series B convertible preferred stock was reduced from $26.25 to $19.42. This adjustment applies only to the conversion price with respect to the stated amount and not the conversion price with respect to accrued but unpaid cash dividends. Prior to the amendment, the terms of both the Series A and Series B convertible preferred stock did not provide for an adjustment of their respective stated amounts or conversion prices in the event of extraordinary dividends.

     DIVIDEND   RATES.   Under  the  terms  of  the   Amended   Certificate   of
Incorporation, the specified convertible preferred stock dividend rates are as follows:

     o for dates on or before November 30, 2005, 2.75% of the stated amount then in effect,

     o    for dates  occurring after November 30, 2005 and on or before the date
          of  a  refinancing   (as  defined  in  the  Amended   Certificate   of
          Incorporation), 3% of the stated amount then in effect, and

     o for dates occurring after November 30, 2005 and after a refinancing of the new credit facility, 2.75% (3% in the event payment of such dividends are deferred) of the stated amount then in effect.

     Prior to the amendment of Juno's certificate of incorporation, the holders of the Series A and Series B convertible preferred stock were entitled to quarterly cash dividends in an amount equal to the greater of:

     o dividends which would have been payable to such holders in such quarter had they converted such shares of preferred stock into common stock immediately prior to the record date of any dividend declared on the common stock during the quarter, or

     o 2% of the applicable stated amount of such convertible preferred stock then in effect.

The table below illustrates the expected quarterly per-share dollar amount of the convertible preferred stock cash dividend with and without giving effect to the Amended Certificate of Incorporation.


                                                                       Reduction in Stated      Reduction in Stated
                                                                         Amount & 2.75%             Amount & 3%
                                                 No Adjustment       quarterly dividend rate  quarterly dividend rate
                                                 -------------       -----------------------  -----------------------
Series A convertible preferred stock             $    2.97                 $   3.02                $    3.30
Series B convertible preferred stock                  2.69                     2.74                     2.99


     DEFERRAL OF CASH DIVIDEND PAYMENTS. Under the terms of the Amended Certificate of Incorporation, Juno can defer payment of the convertible preferred stock cash dividends as follows:

     o dividends accruing on a date occurring on or before the deferred dividend due date (as defined in the Amended Certificate of Incorporation) may be deferred, in whole or in part, at the election of a majority of the independent directors (as defined in the Amended Certificate of Incorporation) until the deferred dividend due date, and

     o dividends accruing thereafter may be deferred, in whole or in part, only at the election of a majority of the independent directors.

Prior to the amendment, Juno's certificate of incorporation provided for quarterly cash dividends and did not expressly provide Juno the ability to defer such dividends.

     REDEMPTION OF PREFERRED STOCK. Under the terms of the Amended Certificate of Incorporation, any determination with respect to the exercise of the redemption rights provided therein with respect to the convertible preferred stock shall be made solely by the affirmative vote of a majority of the independent directors. Prior to the amendment, Juno's certificate of incorporation did not specify how decisions regarding redemption of the convertible preferred stock would be determined.

     CONVERSION OF DEFERRED CASH DIVIDENDS. The Amended Certificate of Incorporation provides that the issuance of any shares of common stock otherwise issuable upon the conversion of accumulated but unpaid dividends shall be deferred until the deferred dividend due date (as defined in the Amended Certificate of Incorporation). Prior to the amendment, under Juno's certificate of incorporation, accumulated but unpaid convertible preferred stock cash dividends converted into shares of Juno's common stock upon conversion of the applicable shares of convertible preferred stock for which such unpaid dividend accrued.

     A more detailed summary of the modified terms of the Amended Certificate of Incorporation is set forth below. See "Amendment and Restatement of Juno's Amended and Restated Certificate of Incorporation--The Amended Certificate of Incorporation." The full text of the Amended and Restated Certificate of Incorporation (the "Amended Certificate of Incorporation") is attached to this Information Statement as Exhibit A.

RECORD DATE FOR NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

     Juno stockholders as of May 21, 2004 are entitled to receive notice of the action by stockholder written consent described in this Information Statement. As of such date, Juno's outstanding capital stock comprised shares of its common stock, par value $0.001 per share, and shares of its preferred stock, par value $0.001 per share, including shares of its Series A convertible preferred stock and shares of its Series B convertible preferred stock. As of May 21, 2004, 2,637,635 shares of Juno common stock were outstanding and 1,063,500 shares of preferred stock were outstanding (which were equivalent to 6,018,341 shares of common stock on an as-converted basis as of such date).

CONSENT REQUIRED

     The amendment of Juno's certificate of incorporation requires the approval of the holders of a majority of the shares of common stock and the shares of preferred stock, on an as-converted basis, each voting as a separate class. Each share of Juno common stock outstanding on the date of the action by written consent entitled its holder to one vote as to the matter submitted for stockholder action. Each holder of Juno preferred stock outstanding on that date was entitled to one vote as to the matter submitted for stockholder action for each whole share of Juno common stock that would have then been issuable to such holder upon the conversion of all the shares of Juno preferred stock held by such holder on such date.

     Fremont Investors I, LLC ("Fremont Investors"), which obtained control of Juno in 1999 in a recapitalization transaction is (together with its affiliates) the holder of over 98% of our preferred stock and, on an as converted basis, over 75% of our common stock. As a result, approval of the Amended Certificate of Incorporation can be determined by Fremont Investors and its affiliates, without the consent or action of any of our other stockholders, other than T. Tracy Bilbrough, our Chief Executive Officer and sole holder of our Series B convertible preferred stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of June 30, 2004, the number and percentage of outstanding shares of common stock and preferred stock beneficially owned by each person known to Juno to be the beneficial owner of more than five percent of the outstanding shares of common stock or preferred stock:


                                                                                Percentage of Outstanding
                                                   Shares Beneficially Owned    Shares Beneficially Owned
                                                   -------------------------    -------------------------

NAME AND ADDRESS                                    Common        Preferred      Common (1)    Preferred
                                                   ----------   ------------    ------------  -----------

Fremont Investors I, L.L.C. (2) (3)...........      5,952,790      1,051,590       68.2%          98.9%
Fremont Partners, L.P.
FP Advisors, L.L.C. (2) (4)....................     6,550,656      1,051,590       75.1%          98.9%
Fremont Group, L.L.C.
Fremont Investors, Inc. (2) (5)................     6,552,807      1,051,970       75.1%          98.9%
Fremont Investors, I CS, L.L.C...............         597,866              0        6.9%             0%
Robert Jaunich II (6)...........................    6,552,807      1,051,970       75.1%          98.9%
Mark N. Williamson (7)........................      6,552,807      1,051,970       75.1%          98.9%
David C. Abrams (8)
Abrams Capital, LLC
Abrams Capital Partners II, LP...............         486,546              0       18.0%             0%
John P Pecora (9)...............................      332,548              0       12.3%             0%
Royce & Associates, LLC (10).................         147,400              0        5.4%             0%



(1) Pursuant to Rule 13d-3(d)(1) of the Exchange Act, the 5,954,941 shares of common stock that such parties may obtain as of June 30, 2004 by converting the 1,051,970 shares of Preferred Stock that they own are deemed outstanding Common Stock for the purpose of computing the percentage of common stock owned by such parties, but not for the purpose of computing the percentage of Common Stock owned by any other person.
(2) Based on a Schedule 13D/A filed on June 10, 2004, by Fremont Investors I, L.L.C. ("Fremont Investors"), Fremont Partners, L.P. ("Fremont LP"), FP Advisors, L.L.C. ("FP Advisors"), Fremont Group, L.L.C. ("Fremont Group"), Fremont Investors, Inc. ("Fremont Inc."), Fremont Investors I CS, L.L.C. ("Fremont CS LLC") and Fremont Partners, L.L.C. ("Fremont Partners"). As of June 30, 2004, each share of Series A convertible preferred stock was convertible into 5.66 shares of common stock. The business address for each of these entities is 199 Fremont Street, Suite 2300, San Francisco, California 94105.
(3)  Includes 1,051,590 shares of Series A convertible preferred stock.
(4) Includes (i) the 1,051,590 shares of Series A convertible preferred stock owned by Fremont Investors and (ii) the 597,866 shares of common stock owned by Fremont CS LLC. Fremont LP is the managing member of Fremont Investors and Fremont CS LLC. FP Advisors is the general partner of Fremont LP.
(5) Includes (i) the 1,051,590 shares of Series A convertible preferred stock owned by Fremont Investors, (ii) the 597,866 shares of common stock owned by Fremont CS LLC, and (iii) the 380 shares of Series A convertible preferred stock owned by Fremont Partners. Fremont Group is the managing member of FP Advisors, which is the general partner of Fremont, LP, which is managing member of Fremont LLC and Fremont CS LLC, and is the managing member of Freemont Partners. Fremont Inc. is the managing member of Fremont Group.
(6) Mr. Jaunich is President and Chief Executive Officer of Fremont Investors and is a Managing Director of Fremont LP. Mr. Jaunich may be deemed to have beneficial ownership of the 597,866 shares of common stock and 1,051,970 shares of Series A convertible preferred stock deemed to be beneficially owned by Fremont Investors, Fremont LP and their affiliates, but each disclaims any such beneficial ownership. The business address of Mr. Jaunich is 199 Fremont Street, Suite 2300, San Francisco, California 94105.
(7) Mr. Williamson is Vice President and Treasurer of Fremont Investors and is a Managing Director of Fremont LP. Mr. Williamson may be deemed to have beneficial ownership of the 597,866 shares of common stock and 1,051,970 shares of Series A convertible preferred stock deemed to be beneficially owned by Fremont Investors, Fremont LP and their affiliates, but each disclaims any such beneficial ownership. The business address of Mr. Williamson is 199 Fremont Street, Suite 2300, San Francisco, California 94105.
(8) Based on a Schedule 13G/A filed on February 13, 2004 by Abrams Capital, LLC ("Abrams LLC"), Abrams Capital Partners II, LP ("Abrams II") and David C. Abrams. Abrams LLC beneficially owns and exercises shared power to vote or direct the vote and shared power to dispose or direct the disposition of 456,227 shares of common stock. This amount includes shares beneficially owned by Abrams II and other private investment partnerships of which Abrams LLC is the general partner with shared power to vote or direct to the vote or dispose or direct the disposition of a portion of the total number of shares beneficially owned. David C. Abrams, the managing member of Abrams LLC, beneficially owns and exercises shared power to vote or direct the vote and shared power to dispose or direct the disposition of 485,846 shares of Common Stock, which includes the 456,227 shares of common stock reported by Abrams LLC and shares owned by a private investment corporation which bay be deemed to be controlled by Mr. Abrams. The business address of Mr. Abrams, Abrams LLC and Abrams II is 222 Berkeley Street, 22nd Floor 3, Boston, MA 02116.
(9) Based on a Schedule 13D filed on June 1, 2004 by John P. Pecora. Mr. Pecora's business address is 130 Montadale Drive, Princeton, NJ 08540.
(10) Based on a Schedule 13G/A filed on February 3, 2004 by Royce & Associates. Royce & Associates, LLC's mailing address is 1414 Avenue of the Americas, New York, NY 10019

DIRECTORS' AND EXECUTIVE OFFICERS' STOCK OWNERSHIP

     The following table sets forth, as of June 30, 2004, the number and percentage of outstanding shares of common stock and preferred stock beneficially owned by each of Juno's directors and executive officers and by all of Juno's directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares of common stock and preferred stock listed below, except as otherwise indicated.


                                                                                Percentage of Outstanding Shares
                                            Shares Beneficially Owned                  Beneficially Owned
                                         --------------------------------       ---------------------------------
            Name                         Common(1)           Preferred(2)         Common(3)           Preferred
--------------------------------         ---------           ------------       -----------           -----------
 Robert Jaunich II (4)(7)                6,552,807              1,051,970             75.1%               98.9%
 Mark N. Williamson (4)(7)               6,552,807              1,051,970             75.1%               98.9%
 T. Tracy Bilbrough (5)                    347,998                  3,500              4.0%                   *
 Richard J. Marshuetz(4)                         0                      0                 *                   *
 Michael M. Froy (4)                         9,000                      0                 *                   *
 Edward LeBlanc (4)                          2,820                      0                 *                   *
 Glenn R. Bordfeld (6)                      65,314                    750                 *                   *
 George J. Bilek (6)                        72,499                  1,000                 *                   *
 Daniel S. Macsherry (6)                    33,100                      0                 *                   *
 William Allen Fromm (6)                    21,194                      0                 *                   *
 All Juno directors and executive officers
 as a group (14 persons)(8)              7,287,258              1,058,820             83.5%               99.6%


(1) The shares of common stock listed in this column include shares of common stock that the following individuals have the right to acquire within 60 days pursuant to stock options: (a) Mr. Bilbrough's 300,000 shares; (b) Mr. Bordfeld's 47,000 shares; (c) Mr. Bilek's 29,375 shares; (d) Mr. Macsherry's 22,031 shares; (e) Mr. Fromm's 17,625 shares; and (f) Mr. Leblanc's 2,820 shares. The shares of common stock listed in this column also include shares of common stock that the individuals listed in the table have the right to acquire within 60 days upon conversion of the shares of preferred stock they own as set forth in the third column of this table. As of June 30, 2004, each share of Series A convertible preferred stock was convertible into 5.66 shares of common stock and each share of Series B convertible preferred stock was convertible into 5.13 shares of common stock.

(2) All shares of preferred stock are Series A convertible preferred stock except for the 3,500 shares of preferred stock held by Mr. Bilbrough which are Series B convertible preferred stock.

(3) Pursuant to Rule 13d-3(d)(1) of the Exchange Act, shares of the Company's preferred stock owned by a person that may be converted into common stock shall be deemed outstanding common stock for the purpose of computing the percentage of common stock owned by such person but not for the purpose of computing the percentage of common stock owned by any other person.

(4)  Director

(5)  Executive Officer and Director

(6)  Executive Officer

(7) Mr. Jaunich is President and Chief Executive Officer of Fremont Investors and Mr. Williamson is Vice President and Treasurer of Fremont Investors. Messrs. Jaunich and Williamson are each Managing Directors of Fremont LP. They each may be deemed to have beneficial ownership of the 597,866 shares of common stock and 1,051,970 shares of Series A convertible preferred stock deemed to be beneficially owned by Fremont Investors, Fremont LP and their affiliates, but each disclaims any such beneficial ownership. The business address of Messrs. Jaunich and Williamson is 199 Fremont Street, Suite 2300, San Francisco, California 94105.

(8) Includes 548,581 shares of common stock that ten executive officers have the right to acquire within 60 days of June 30, 2004 pursuant to stock options and 36,908 shares of common stock that the ten persons named in the table above have the right to acquire within 60 days upon conversion of the shares of preferred stock that they own.

* Less than 1%

                          AMENDMENT AND RESTATEMENT OF
            JUNO'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

BACKGROUND AND PURPOSE

     On an ongoing basis, Juno's Board of Directors has considered and analyzed Juno's financial condition, financing needs, financing arrangements, the status of financing markets, and potential financing alternatives and alternative transactions available to Juno, including opportunities to provide liquidity to Juno's stockholders. At a meeting held March 18, 2004, Juno's Board of Directors had preliminary discussions regarding a transaction to refinance Juno's then-existing credit facility, redeem Juno's 11-7/8% Senior Subordinated Notes and pay a one-time cash dividend to Juno's common and preferred stockholders.

     At the March 18, 2004 meeting, the Board of Directors requested that Fremont Investors submit a proposal for amending the terms of the outstanding convertible preferred stock to facilitate the refinancing on terms that would be favorable to Juno.

     At the March 18, 2004 meeting, the Board of Directors designated a special committee, comprising Daniel DalleMolle and Edward LeBlanc (the "Special Committee"), to evaluate Fremont Investors' proposed amendment, to consider the fairness of such amendment to Juno and its stockholders and to negotiate the terms of any such amendment on behalf of the Board of Directors. Messrs. DalleMolle and LeBlanc are independent directors under criteria specified by the Nasdaq Stock Market's rules. Mr. DalleMolle died on April 20, 2004 and Juno's Board of Directors thereafter reconfirmed the authority of the remaining member of the Special Committee to act with full power as sole member of the Special Committee.

     At the March 18, 2004 meeting, the Board of Directors authorized the Special Committee to engage attorneys and advisors to assist with the committee's mandate. The Special Committee promptly retained Duff & Phelps, LLC as financial advisor and Richards, Layton & Finger, P.A. as independent legal counsel.

     Subsequent to the March 18, 2004 board meeting, Fremont Investors submitted a proposal which contemplated a reduction in the "stated amount" of the convertible preferred stock to reduce the convertible preferred stock's preference upon a liquidation or change in control of Juno following payment of the one-time cash dividend. Because dividends on the convertible preferred stock are calculated by multiplying the dividend rate by the applicable stated amount and Fremont Investors was agreeing to a deferral of dividend payments, the proposal also contemplated an increase in the dividend rate percentage.

     After submission of Fremont Investors' proposal, Fremont Investors and the Special Committee negotiated the terms of an amendment to the certificate of incorporation. Over the course of several negotiating sessions, the Special Committee obtained terms more favorable to Juno and its public stockholders than those initially proposed by Fremont Investors. Specifically, these negotiations resulted in the decision to amend the proposed terms of the preferred stock in the following manner:

     o Defer cash dividends to facilitate the refinancing. The existing terms of the preferred stock provide for quarterly cash dividends beginning on August 31, 2004. Because of the substantial amount of these quarterly cash dividends, the requirement to pay cash would likely be viewed negatively by potential credit financing sources and would likely negatively affect the pricing of any refinancing transaction, if any such transaction could be consummated at all. In response to these concerns, the Special Committee obtained the right for Juno to defer payment of these quarterly cash dividends for up to seven years, or until payment is permitted under the new credit facility or the new credit facility is replaced, subject to certain exceptions.

     o Defer conversion of deferred cash dividends. As noted above, Juno gained the right to defer cash dividends for up to seven years. Under the existing terms of the preferred stock, accrued and unpaid dividends are converted into shares of common stock upon conversion of the preferred stock. Therefore, if Juno deferred the payment of cash dividends as permitted by the amendment discussed above, the preferred stockholders would become entitled to convert unpaid dividends into shares of common stock over time upon conversion of the preferred stock. To protect against that potential dilution to the common stockholders, the Special Committee obtained a deferral of the preferred stockholders' right of conversion with respect to these deferred cash dividends. Generally, the preferred stockholders may not convert these deferred cash dividends in the first four years and not until 30 days after the credit facilities are repaid or refinanced.

     o Grant independent directors the power to control key decisions regarding deferral and redemption. The Special Committee obtained certain safeguards regarding the way in which Juno will decide whether to pay or defer dividends and whether to redeem the preferred stock. Specifically, the amendment requires that these decisions be made by directors who are independent under Nasdaq rules.

The Special Committee and Juno's Board of Directors believe the modifications to the existing terms of the convertible preferred stock contained in the proposed amendment and restatement of Juno's certificate of incorporation (the "Amended Certificate of Incorporation"), taken as a whole, represent a diminution in the existing rights of the preferred stockholders. For a more detailed description of the terms of the amendment, see "The Amended Certificate of Incorporation," below.

     During and at the conclusion of these negotiations, the Special Committee consulted frequently with its financial advisor and independent counsel. Additionally, the Special Committee obtained information and analyses from Juno's management.

     On May 17, 2004 the Special Committee received the preliminary report and opinion of Duff & Phelps that the proposed transaction was fair to the public stockholders of Juno, from a financial point of view. However, it was noted that changes were still being made in the documents, so that receipt of a final opinion and final approval by the Special Committee was deferred until the documents were finalized. On May 18, 2004, the Board of Directors approved the Amended Certificate of Incorporation, subject to stockholder approval and final approval by the Special Committee. Subsequently, on May 21, 2004, Fremont Investors and the Special Committee negotiated the final documents. Thereafter, on May 21, 2004, Duff & Phelps delivered its written opinion addressed to the Special Committee that, as of that date, in light of the Amended Certificate of Incorporation, the refinancing, redemption of notes and one-time cash dividends to the common and preferred stockholders were fair to the public holders of Juno's common stock from a financial point of view. The full text of Duff & Phelps' written opinion dated May 21, 2004 is included as Exhibit B to this information statement. Upon receipt of the written opinion from Duff & Phelps on May 21, 2004, the Special Committee gave its final approval.

     On May 21, 2004, as part of the refinancing, Juno entered into a new credit agreement providing for an aggregate of $245 million in facilities consisting of a $30 million revolving credit facility, a $165 million first lien delayed draw term loan and a $50 million second lien term loan. The second lien term loan was funded and the proceeds were used to retire Juno's previously-existing credit facility. Juno used the remaining proceeds, together with proceeds of the first lien delayed draw term loan, to redeem its $125 million of 11-7/8% Senior Subordinated Notes, pay a one-time cash dividend to its preferred and common stockholders of $60 million in the aggregate and fund working capital requirements.

     On May 21, 2004 the stockholders acted by written consent to approve the amendment.

     On July 1, 2004,  Juno  redeemed  the 11-7/8%  Senior  Subordinated  Notes.
Additionally, on July 1, 2004 Juno's Board of Directors declared the Special Dividend, and set a record date for the Special Dividend of July 16, 2004 and a payment date of July 26, 2004 with respect to the Special Dividend. Based on the number of shares of Juno's common and preferred stock outstanding on July 16, 2004 the actual per share amount of the dividend was determined to be $6.83 per share of common stock. Holders of Juno's Series A and Series B convertible preferred stock were entitled to participate in the Special Dividend on an as-converted basis.

THE AMENDED CERTIFICATE OF INCORPORATION

     The  Amended  Certificate  of  Incorporation  reflects  the terms of Juno's
Series B preferred stock, which were previously set forth in a separate certificate of designation, and includes amendments to the terms of both the Series A and Series B preferred stock regarding:

     o    the stated amounts (or liquidation preferences) and conversion prices,

     o    the dividend rates,

     o    the deferral of cash dividend payments,

     o    the redemption of preferred stock, and

     o    the conversion of deferred cash dividends.

     This section of the Information Statement describes the material modifications to Juno's certificate of incorporation provided for by the Amended Certificate of Incorporation. The description in this section is not exhaustive and you should read the Amended Certificate of Incorporation, carefully and in its entirety for a more complete understanding of the rights and preferences of Juno's preferred stock. The complete text of the Amended Certificate of Incorporation is attached to this Information Statement as Exhibit A and is incorporated by reference into this Information Statement.

     STATED AMOUNTS (OR LIQUIDATION PREFERENCES) AND CONVERSION PRICES. The Amended Certificate of Incorporation sets forth the "stated amounts," or liquidation preferences, of $148.59 (in the case of the Series A convertible preferred stock) and $134.59 (in the case of the Series B convertible preferred stock). Prior to the amendment, the stated amount of both the Series A and Series B convertible preferred stock was defined as $100 adjusted to include paid-in-kind dividends which accrued from the respective original issuance date through May 31, 2004. The increase in the specified quantitative amount from $100 to $148.59 (in the case of the Series A preferred stock) and $134.59 (in the case of the Series B preferred stock) reflects the accrued paid-in-kind dividends through May 31, 2004.

     The provisions of the Amended Certificate of Incorporation setting forth the revised stated amount also provide for a reduction in the stated amounts of the Series A and Series B convertible preferred stock in the event of any extraordinary cash dividend to the holders of such stock paid prior to July 31, 2004. This adjustment is a dollar-for-dollar reduction in per-share stated amount based on the per-share dividend amount. As a result of the Special Dividend, the stated amount of the Series A convertible preferred stock was reduced from $148.59 to $109.93 and the stated amount of the Series B convertible preferred stock was reduced from $134.59 to $99.57. Additionally, if the stated amount is reduced as described above, the Amended Certificate of Incorporation provides for an automatic immediate proportional reduction in the conversion price then in effect for conversions of preferred stock to common stock. For example, if the stated amount is reduced by 20%, then, under the terms of Amended Certificate of Incorporation the conversion price is automatically reduced by 20%. As a result of the Special Dividend the conversion price of the Series A and Series B convertible preferred stock was reduced from $26.25 to $19.42. This adjustment applies only to the conversion price with respect to the stated amount and not the conversion price with respect to accrued but unpaid cash dividends.

     Prior to the amendment, the terms of both the Series A and Series B convertible preferred stock did not provide for an adjustment of their respective stated amounts or conversion prices in the event of extraordinary dividends.

     DIVIDEND RATES. The Amended Certificate of Incorporation provides that, after May 31, 2004, the holders of Series A and Series B preferred stock are entitled to receive quarterly cash dividends on the last day of each fiscal quarter (ending in August, November, February and May) in an amount equal to the greater of:

     o dividends which would have been payable to such holders in such quarter had they converted such shares of preferred stock into common stock immediately prior to the record date of any dividend declared on the common stock during the quarter, or

     o the applicable specified convertible preferred stock dividend rate then in effect.

     Under the terms of the Amended Certificate of Incorporation, the specified convertible preferred stock dividend rates are as follows:

     o for dates on or before November 30, 2005, 2.75% of the stated amount then in effect,

     o    for dates  occurring after November 30, 2005 and on or before the date
          of  a  refinancing   (as  defined  in  the  Amended   Certificate   of
          Incorporation), 3% of the stated amount then in effect, and

     o for dates occurring after November 30, 2005 and after a refinancing of the new credit facility, 2.75% (3% in the event payment of such dividends are deferred) of the stated amount then in effect.

     In determining the amount of dividends accrued or accumulated as of any date that is not the last day of a fiscal quarter (including, in connection with any redemption, liquidation or conversion not effected on the last day of a fiscal quarter), the Amended Certificate of Incorporation requires calculation of such amount on the basis of the actual number of days elapsed from and including the last day of the preceding fiscal quarter to the date as of which such determination is made. The Amended Certificate of Incorporation also provides, subject to certain conditions, for the deferral of Juno's payment of the convertible preferred stock cash dividends as described below.

     Prior to the amendment of Juno's certificate of incorporation, after May 31, 2004 (in the case of the Series A convertible preferred stock) and November 30, 2004 (in the case of the Series B convertible preferred stock), the holders of the Series A and Series B convertible preferred stock were entitled to quarterly cash dividends on the last day of each fiscal quarter (ending in August, November, February and May) in an amount equal to the greater of:

     o dividends which would have been payable to such holders in such quarter had they converted such shares of preferred stock into common stock immediately prior to the record date of any dividend declared on the common stock during the quarter, or

     o 2% of the applicable stated amount of such convertible preferred stock then in effect.

     The table below illustrates the expected quarterly per share dollar amount of the convertible preferred stock cash dividend with and without giving effect to the Amended Certificate of Incorporation.


                                                                       Reduction in Stated      Reduction in Stated
                                                                         Amount & 2.75%             Amount & 3%
                                                 No Adjustment       quarterly dividend rate  quarterly dividend rate
                                                 -------------       -----------------------  -----------------------
Series A convertible preferred stock             $    2.97                 $   3.02                 $   3.30
Series B convertible preferred stock                  2.69                     2.74                     2.99


     DEFERRAL OF CASH DIVIDEND PAYMENTS. Under the terms of the Amended Certificate of Incorporation, Juno can defer payment of the convertible preferred stock cash dividends as follows:

     o dividends accruing on a date occurring on or before the deferred dividend due date (as defined in the Amended Certificate of Incorporation) may be deferred, in whole or in part, at the election of a majority of the independent directors (as defined in the Amended Certificate of Incorporation) until the deferred dividend due date, and

     o dividends accruing on a date occurring after the deferred dividend due date may be deferred, in whole or in part, only at the election of a majority of the independent directors.

     Additionally, any dividend accruing after the date of a refinancing that is deferred accrues in an amount equal to 3% of the stated amount then in effect (rather than 2.75%). To the extent the convertible preferred stock cash dividends are deferred pursuant to the foregoing provisions, the Amended Certificate of Incorporation allows Juno to pay such accrued but unpaid dividends only upon the affirmative vote of a majority of the independent directors.

     The Amended Certificate of Incorporation defines "deferred dividend due date" as the earliest of:

     o if the credit facilities no longer prohibit Juno from paying cash dividends on the preferred stock or a refinancing has occurred, the later of (1) the date that is 30 days after the effective date of such refinancing and (2) July 1, 2008 (in the case of the Series A preferred stock) and December 1, 2008 (in the case of the Series B preferred stock),

     o    any redemption date with respect to the convertible preferred stock,

     o    the date of any liquidation, dissolution or winding up of Juno,

     o    the date of consummation of a change of control transaction, and

     o    June 30, 2011.

     The Amended Certificate of Incorporation defines "credit facilities" as the $245.0 million Senior Secured Credit Facilities arranged by Wachovia Capital Markets, LLC, comprised of a 5-year $30.0 million Revolving Credit Facility, a 6.5-year $165.0 million First Lien Term Loan, and a 7-year $50.0 million Second Lien Term Loan, as such may be amended from time to time. However, if any amendment to the credit facilities could delay the deferred dividend due date, the amendment constitutes a termination or replacement of the credit facilities (and is considered a refinancing for purposes of determining Juno's ability to defer dividends and the applicable rate of such dividends).

     The Amended Certificate of Incorporation provides that a "refinancing" occurs when the credit facilities are terminated, replaced or superceded.

     Under the Amended Certificate of Incorporation, the term "independent directors" has the meaning ascribed by NASD Rule 4200(a)(15) (or any successor rule or, if the Nasdaq is not the primary quotation system for Juno's common stock, any similar rule of the principal U.S. national securities exchange, trading market or quotation system for the common stock).

     Prior to the amendment, Juno's certificate of incorporation provided for quarterly cash dividends and did not expressly provide Juno the ability to defer such dividends.

     REDEMPTION OF PREFERRED STOCK. Under the terms of the Amended Certificate of Incorporation, any determination with respect to the exercise of the redemption rights provided therein with respect to the convertible preferred stock shall be made solely by the affirmative vote of a majority of the independent directors. Prior to the amendment, Juno's certificate of incorporation did not specify how decisions regarding redemption of the convertible preferred stock would be determined.

     CONVERSION OF DEFERRED CASH DIVIDENDS. The Amended Certificate of Incorporation allows for the conversion of deferred convertible preferred stock cash dividends into shares of Juno's common stock at the election of the holder of the applicable shares of convertible preferred stock. The number of shares of common stock issuable upon conversion of accrued but unpaid convertible preferred stock cash dividends is determined by dividing the amount of the accumulated but unpaid dividends by $26.25 as may be adjusted pursuant to the terms of the Amended Certificate of Incorporation. However, the issuance of any shares of common stock otherwise issuable upon the conversion of accumulated but unpaid dividends shall be deferred until the deferred dividend due date, so Juno's common stock cannot be diluted by such conversion until after that date. Prior to the amendment, under Juno's certificate of incorporation, accumulated but unpaid convertible preferred stock cash dividends converted into shares of Juno's common stock upon conversion of the applicable shares of convertible preferred stock for which such unpaid dividend accrued.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following Unaudited Pro Forma Balance Sheet as of May 31, 2004 gives effect to the funding of the $165 million first lien delayed draw term loan, redemption of Juno's $125 million of 11-7/8% Senior Subordinated Notes, and the payment of a one-time cash dividend to its preferred and common stockholders of $60 million in the aggregate as if they had become effective on May 31, 2004 and the Unaudited Pro Forma Income Statement for the six months ended May 31, 2004 gives effect to the funding of the $165 million first lien delayed draw term loan, redemption of Juno's $125 million of 11-7/8% Senior Subordinated Notes, and the payment of a one-time cash dividend to its preferred and common stockholders of $60 million in the aggregate as if they had become effective on December 1, 2003.

     We derived the unaudited pro forma financial statements set forth below from our unaudited financial statements for the six months ended May 31, 2004, which are available in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission on July 14, 2004. The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma financial statements are not intended to represent what our financial position and results of operations actually would have been had the funding of the $165 million first lien delayed draw term loan, redemption of Juno's $125 million of 11-7/8% Senior Subordinated Notes, and the payment of a one-time cash dividend to its preferred and common stockholders of $60 million in the aggregate and the related transactions described above occurred on the dates indicated or to project our future financial performance. The unaudited pro forma financial statements do not reflect any changes to interest expense or other expenses that would have been incurred as a result of such transactions.

                               JUNO LIGHTING, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  MAY 31, 2004



                                        Actual                                                                         Pro Forma
                                       05/31/04          (1)              (2)             (3)            (4)            05/31/04
                                      -----------    ------------    --------------    -----------    -----------     -------------

Cash                                  29,083         165,000         (139,800)         957            (55,000)        240
Other current assets                  72,651                                           (957)                          71,694
Property & equipment                  40,621                                                                          40,621
Other assets                          23,635                         (3,200)                                          20,435
Total assets                          165,990        165,000         (143,000)         0              (55,000)        132,990

Current liabilities & deferred        37,576                         (11,534)                                         26,042
income taxes payable
Short term borrowings                 0                                                               5,000           5,000
Senior subordinated debt net of       124,426                        (124,426)                                        0
discount
Long term debt                        50,000         165,000                                                          215,000
Stockholder's equity (deficit)        (46,012)                       (7,040)                          (60,000)        (113,052)
Total liabilities &                   165,990        165,000         (143,000)         0              (55,000)        132,990
stockholders equity (deficit)


     (1)  Funding of $165 million First Lien Term Loan.

     (2) Redemption of $125 million of 11-7/8% Senior Subordinated Notes, including payment of $7.4 million call premium, payment of $7.4 million accrued interest and write off of $3.2 million of unamortized financing fees and $.5 million of unamortized original issue discount on sub-debt (net of applicable income taxes).

     (3) Voluntary termination and settlement of $60 million pay-floating rate swap.

     (4) Payment of one-time $6.83 per share cash dividend to holders of common stock and holders Series A and Series B convertible preferred stock (on an as converted basis). Draw of $5 million on revolving credit facility.

                               JUNO LIGHTING, INC.
                      UNAUDITED PRO FORMA INCOME STATEMENT
                          SIX MONTHS ENDED MAY 31, 2004


                                     Actual                                                                         Pro Forma
                                    05/31/04           (1)            (2)             (3)            (4)            05/31/04
                                  ------------      ----------    ------------     ----------    ------------    ----------------

Net sales                         114,973                                                                        114,973
Cost of sales                     57,321                                                                         57,321
Gross profit                      57,652            0             0                0             0               57,652

Selling, general and              34,213                                                                         34,213
administrative expenses
Call premium                      0                               7,400                                          7,400

Operating income                  23,439            0             (7,400)          0             0               16,039

Interest expense                  8,292                           3,774                                          12,066
Miscellaneous                     54                                                                             54
Gain/(loss) on rate swap          (429)                                                                          (429)
Income before taxes on income     14,772                          (11,174)                                       3,598
Taxes on income                   5,503                           (4,134)                                        1,369

Net income                        9,269             0             (7,040)          0             0               2,229
Less: preferred dividends         6,135                                                                          6,135
Net income (loss) available       3,134                           (7,040)                                        (3,906)
to common shareholders


     (1)  Funding of $165 million First Lien Term Loan.

     (2) Redemption of $125 million of 11-7/8% Senior Subordinated Notes, including payment of $7.4 million call premium, payment of $7.4 million accrued interest and write off of $3.2 million of unamortized financing fees and $.5 million of unamortized original issue discount on sub-debt (net of applicable income taxes).

     (3) Voluntary termination and settlement of $60 million pay-floating rate swap.

     (4) Payment of one-time $6.83 per share cash dividend to holders of common stock and holders Series A and Series B convertible preferred stock (on an as converted basis). Draw of $5 million on revolving credit facility.

                   A WARNING ABOUT FORWARD-LOOKING STATEMENTS

     This Information Statements contains various forward-looking statements that are not statements of historical events. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "plans", "believes", "anticipates", "expects" and "intends", or the negative of such terms and similar terminology. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary materially from those stated, indicated or expected. Such risks and uncertainties include, filing of the Amended Certificate of Incorporation, economic conditions generally (including market interest rates), the condition of financing and capital markets, Juno's ability to comply with the terms of the new credit agreement and satisfy specified financial covenants, levels of construction and remodeling activities, Juno's ability to improve manufacturing efficiencies, disruptions in manufacturing or distribution, product and price competition, raw material prices, Juno's ability to develop and successfully introduce new products, consumer acceptance of such new products, the ability of Juno's new products to perform as designed when utilized by consumers, technology changes, patent issues, exchange rate fluctuations and other risks and uncertainties. Juno undertakes no obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.



                         FINANCIAL AND OTHER INFORMATION

     Juno's   financial   statements,   supplementary   financial   information,
management's discussion and analysis of financial condition and results of operations and quantitative and qualitative disclosures about market risk are incorporated into this Information Statement by reference to Juno's Amended Annual Report on Form 10-K/A for the fiscal year ending November 30, 2003 (filed with the SEC on April 14, 2004), Juno's Annual Report on Form 10-K for the fiscal year ending November 30, 2003 (filed with the SEC on February 26, 2004), Juno's Quarterly Report on Form 10-Q for the quarter ending February 29, 2004 (filed with the SEC on April 14, 2004) and Juno's Quarterly Report on Form 10-Q for the quarter ending May 31, 2004 (filed with the SEC on July 14, 2004).


                                              By Order of the Board of Directors

                                                                 George J. Bilek
                                                                       Secretary

Des Plaines, Illinois
August    , 2004
       ---

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                               JUNO LIGHTING, INC.


     Juno Lighting, Inc. (the "Corporation"), a corporation organized and duly existing under the General Corporation Law of the State of Delaware (the "GCL") does hereby certify as follows:

     (a) The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on July 13, 1983.

     (b) This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation (the "Board of Directors") and by the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the GCL.

     (c) This Amended and Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended or supplemented (the "Certificate of Incorporation").

     (d) The text of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

          FIRST: The name of the Corporation is Juno Lighting, Inc.

          SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the GCL.

          FOURTH:

               A. The total number of shares of stock which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares of capital stock, consisting of Forty-Five Million (45,000,000) shares of common stock (the "Common Stock"), each having a par value of $0.001 per share, and Five Million (5,000,000) shares of preferred stock (the "Preferred Stock"), each having a par value of $0.001 per share, of which One Million Sixty Thousand (1,060,000) shares shall be designated Series A Convertible Preferred Stock (the "Series A Preferred") and Three Thousand Five Hundred (3,500) shares shall be designed Series B Convertible Preferred Stock (the "Series B Preferred") (which shall not be subject to increase without the consent of the holders of a majority of the then outstanding Series A Preferred).

               B. The Board of Directors is expressly  authorized to provide for the issuance of all or any of the remaining shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the GCL, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

               C. The rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred are as follows:

                    1. DIVIDENDS

                         (a) For purposes hereof,  the "Final Quarterly Dividend
                    Accrual Date" shall mean May 31, 2004. For purposes hereof, the Stated Amount shall mean $148.59 per share; PROVIDED, HOWEVER, that the Stated Amount shall be reduced by the amount of any extraordinary cash dividend paid to the holders of shares of Series A Preferred after May 31, 2004 and on or prior to July 31, 2004 (with the amount of such reduction in the Stated Amount based on the dividend amount paid on each share of Series A Preferred).

                         (b) [Intentionally Omitted].

                         (c) The holders of shares of Series A  Preferred  shall
                    be entitled to receive (1) any Pro-Rated Dividend (as defined below) and (2) on the last day of each fiscal quarter after the Final Quarterly Dividend Accrual Date (each such date, a "Cash Dividend Payment Date"), out of funds legally available for such purpose, cash dividends in an amount equal to the greater of: (i) dividends which would have been payable to such holders of shares of Series A Preferred in such quarter had such holders converted such shares of Series A Preferred into Common Stock immediately prior to the record date of any dividend declared on the Common Stock in such quarter, or (ii) (A) for Cash Dividend Payment Dates occurring on or before November 30, 2005, 2.75% of the Stated Amount then in effect, (B) for Cash Dividend Payment Dates occurring after November 30, 2005 and on or before the date of a Refinancing, 3% of the Stated Amount then in effect and (C) for Cash Dividend Payment Dates occurring after November 30, 2005 and after a Refinancing, 2.75% of the Stated Amount then in effect; PROVIDED that (x) dividends accruing on Cash Dividend Payment Dates occurring on or before the Deferred Dividend Due Date (the "Deferrable Cash Dividends") may be deferred, in whole or in part, only at the election of a majority of the Independent Directors until the Deferred Dividend Due Date, (y) dividends accruing on Cash Dividend Payment Dates occurring after the Deferred Dividend Due Date may be deferred, in whole or in part, only at the election of a majority of the Independent Directors, and if not so deferred, shall be paid by the Corporation in cash, and (z) the Corporation shall pay any accrued dividends that have been deferred under clauses (x) and (y) in cash, in whole or in part, only upon the affirmative vote of a majority of the Independent Directors; PROVIDED FURTHER that any dividend accruing after the date of a Refinancing that is deferred pursuant to the immediately preceding clause of this sentence, or that is otherwise not paid when due in cash, shall accrue in an amount equal to 3% of the Stated Amount then in effect (and not in an amount equal to 2.75% of the Stated Amount then in effect). "Deferred Dividend Due Date" means the earlier of (aa) if the Credit Facilities no longer prohibit the Corporation from paying cash dividends on the Series A Preferred or if the Credit Facilities are terminated, replaced or superceded (any such event, a "Refinancing"), then the later of (I) the date that is thirty (30) days after the effective date of such Refinancing and (II) July 1, 2008 (provided, that such date shall be December 1, 2008 in connection with the Series B Preferred), (bb) any Redemption Date, (cc) the date of any liquidation, dissolution or winding up of the Corporation,
                    (dd) the date of consummation of a Change of Control Transaction, and (ee) June 30, 2011. "Credit Facilities" means the $245.0 million Senior Secured Credit Facilities arranged by Wachovia Capital Markets, LLC, comprised of a 5-year $30.0 million Revolving Credit Facility, a 6.5-year $165.0 million First Lien Term Loan, and a 7-year $50.0 million Second Lien Term Loan, as such may be amended from time to time; PROVIDED, HOWEVER, if any such amendment could delay the Deferred Dividend Due Date, such amendment shall constitute a termination or replacement of the Credit Facilities for purposes of clause (aa) of the definition of Deferred Dividend Due Date (and shall be considered a Refinancing). Such dividends shall be cumulative and shall accrue from and after each Cash Dividend Payment Date whether or not declared by the Board of Directors and whether or not there are any funds of the Corporation legally available for the payment of dividends. Accrued but unpaid dividends shall not bear interest. For purposes of determining the amount of dividends accrued or accumulated, as the case may be, as of any date that is not a Cash Dividend Payment Date (including, without limitation, in connection with any redemption pursuant to Section 3, Liquidation Preference pursuant to Section 4, or conversion pursuant to Section 5 that is effected on any date that is not a Cash Dividend Payment Date) (such dividend, a "Pro-Rated Dividend"), such amount shall be calculated on the basis of the dividend for the actual number of days elapsed from and including the last preceding Cash Dividend Payment Date to the date as of which such determination is to be made, based on a ninety (90) day quarter.

                         (d) The Board of Directors of the Corporation may fix a
                    record date for the determination of holders of Series A Preferred entitled to receive payment of a dividend thereon pursuant to Section 1(a) or Section 1(c) hereof (all references in this Article Fourth, Section C are to sections contained in this Article Fourth, Section C), which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof. All cash payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                         (e) As long as any shares of Series A  Preferred  shall
                    remain outstanding, in no event shall any dividend be declared or paid upon, nor shall any distribution be made upon, any capital stock of the Corporation other than the Series A Preferred and the Series B Preferred (such other capital stock, the "Junior Capital Stock"), including the Common Stock, other than a dividend or distribution payable solely in shares of Common Stock, nor shall any Junior Capital Stock be purchased or redeemed by the Corporation, nor shall any monies be paid to or made available for a sinking fund for the purchase or redemption of shares of any Junior Capital Stock, unless, in each such case, (A) (i) full cumulative dividends payable pursuant to Section 1(c) hereof on the outstanding shares of Series A Preferred have been declared and paid and (ii) any arrears or defaults in any redemption of shares of Series A Preferred shall have been cured or (B) the Corporation shall have received the advance consent or approval of a majority of the then-outstanding shares of Series A Preferred, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, or by written consent.

                    2. PROTECTIVE PROVISIONS

                    So long as at least  500,000  shares of  Series A  Preferred shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of a majority of the number of then-outstanding shares of Series A Preferred, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, or by written consent, the Corporation shall not:

                         (a) authorize or create any class or series, or any shares of any class or series, of capital stock of the Corporation having any preference or priority (either as to dividends or upon redemption, liquidation, dissolution, or winding up) over the Series A Preferred ("Senior Stock");

                         (b) authorize or create any class or series, or any shares of any class or series, of capital stock of the Corporation ranking on parity (either as to dividends or upon redemption, liquidation, dissolution or winding up) with the Series A Preferred ("Parity Stock"); or

                         (c) reclassify, convert or exchange any shares of any capital stock of the Corporation into shares of Senior Stock or Parity Stock;

                         (d)   authorize   any   security    exchangeable   for,
                    convertible into, or evidencing the right to purchase any shares of Senior Stock or Parity Stock;

                         (e) amend,  alter, repeal or waive any provision of the
                    Corporation's Certificate of Incorporation, as it may be amended from time to time, or the Corporation's By-Laws, as they may be amended from time to time, to alter or change the powers, designations, preferences, rights and qualifications, limitations or restrictions of the Series A Preferred;

                         (f) redeem or repurchase  any, shares of Junior Capital
                    Stock, other than from time to time during the period in which shares of Series A Preferred are outstanding, redemptions or repurchases of Junior Capital Stock held by management of the Corporation in connection with termination of employment, retirement and similar circumstances; or

                         (g) increase or decrease the number of authorized shares of Preferred Stock, Common Stock or any other capital stock of the Corporation.

                    3. REDEMPTION

                         (a) Subject to the provisions of any credit  agreement,
                    loan agreement or indenture entered into by the Corporation, the Corporation may, at any time after June 30, 2008, redeem, out of funds legally available therefor, all, but not less than all, outstanding shares of Series A Preferred by paying for each share of Series A Preferred an amount in cash equal to the Stated Amount then in effect plus the amount of any accumulated but unpaid cash dividends (the "Redemption Price") as of the Redemption Date (as defined below). Any determination with respect to the exercise of the redemption rights provided in this Section 3(a) shall be made solely by the affirmative vote of a majority of the independent directors (the "Independent Directors"), as defined by NASD Rule 4200(a)(15) (or any successor rule or, if the Nasdaq is not the primary quotation system for the Common Stock, any similar rule of the principal U.S. national securities exchange, trading market or quotation system for the Common Stock), present at a meeting. The directors who do not qualify as Independent Directors may be counted in determining the presence of a quorum at a meeting of the board of directors which authorizes such redemption. Subject to Section 2 above, Section 3(a) may be amended only by the approval of a majority of the holders of Common Stock, excluding any holders of Common Stock who also hold shares of Series A Preferred or who are affiliates (as determined in good faith by the Independent Directors) of a holder of Series A Preferred.

                         (b)  Notice  of any  redemption  of  shares of Series A
                    Preferred pursuant to Section 3(a) (the "Redemption Notice") shall be mailed not less than 60 days prior to the date fixed for redemption to each holder of shares of Series A Preferred to be redeemed, at such holder's address as it appears on the transfer books of the Corporation, notifying each such holder of the redemption to be effected and specifying the redemption date (the "Redemption Date"), the Redemption Price, the place at which payment may be obtained and requesting each such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares of Series A Preferred to be redeemed. On or after the Redemption Date, each holder of Series A Preferred who has not previously elected to convert its shares of Series A Preferred into Common Stock pursuant to Section 5 hereof shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In order to facilitate the redemption of shares of Series A Preferred, the Board of Directors may fix a record date for the determination of the holders of shares of Series A Preferred to be redeemed, not more than 60 days or less than 10 days prior to the date fixed for such redemption.

                         (c) From and after any  Redemption  Date,  unless there
                    shall  have  been a default  in  payment  of the  Redemption
                    Price, all rights of the holders of shares of Series A Preferred shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                         (d) On or prior to any Redemption Date, the Corporation
                    shall deposit the aggregate Redemption Price of all shares of Series A Preferred with a bank or trust corporation having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares of Series A Preferred not yet redeemed, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of notification  from the  Corporation  that  such  holder  has surrendered his share certificate to the Corporation pursuant to section 3(b) above. As of the Redemption Date, the deposit shall constitute full payment of the shares to their holders, and from and after the Redemption Date the shares so called for redemption shall be redeemed and deemed to be no longer outstanding, and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the bank or trust corporation payment of the Redemption Price of the shares, without interest, upon surrender of certificates therefor. Such instructions shall also provide that any moneys deposited by the Corporation pursuant to this Section 3(d) for the redemption of shares thereafter converted into shares of the Corporation's Common Stock pursuant to Section 5 hereof prior to the Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any moneys deposited by the Corporation pursuant to this Section 3(d) remaining unclaimed at the expiration of two (2) years following the Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of the Board of Directors.

                    4. LIQUIDATION, DISSOLUTION OR WINDING UP

                         (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of any shares of Junior Capital Stock by reason of their ownership thereof, an amount (the "Liquidation Preference") equal to the greater of (i) the amount the holders of Series A Preferred would have received had they converted their shares of Series A Preferred into Common Stock, in accordance with the provisions of Section 5 hereof, immediately prior to such liquidation, dissolution or winding up and (ii) the Stated Amount then in effect plus the amount of any accumulated but unpaid cash dividends as of the date of such event. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred the full amount to which they shall be entitled pursuant to this Section 4(a), the holders of shares of Series A Preferred, and any other shares ranking on a parity therewith, shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares of Series A Preferred held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                         (b) After the  payment of all  amounts  required  to be
                    paid pursuant to Section 4(a) to the holders of shares of Series A Preferred, and any other shares ranking on a parity therewith, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior Capital Stock then outstanding shall share in any distribution of the remaining assets and funds of the Corporation in the manner provided by law, in the Amended and Restated Certificate of Incorporation of the Corporation, as amended, or as provided in any pertinent Certificate of Designations of the Corporation, as the case may be.

                         (c) For purposes of this Section 4, (i) any acquisition
                    of the Corporation by means of a merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere reincorporation transaction), (ii) any other transaction or series of transactions which result in the voting securities of the Corporation outstanding immediately prior thereto representing less than 50% of the combined voting power of the Corporation immediately after such transaction or (iii) any sale of all or substantially all of the assets of the Corporation other than to a subsidiary of the Corporation (each of the foregoing, a "Change of Control Transaction"), shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred to receive at the closing of such transaction the Liquidation Preference.

                    5. CONVERSION

                         (a) Subject to the terms and conditions of this Section
                    5, the holder of any share or shares of Series A Preferred shall have the right, at his, her or its option at any time, to convert any such shares of Series A Preferred into up to such number of fully paid and nonassessable whole shares of Common Stock as is obtained by adding (i) the number as is obtained by dividing (A) the Stated Amount per share then in effect by
                    (B) the conversion price of $26.25 per share (the "Stated Amount Conversion Price," as may be adjusted pursuant to the terms of this Section 5), or, if there has been an adjustment of the Stated Amount Conversion Price, by the Stated Amount Conversion Price as last adjusted and in effect at the date any share or shares of Series A Preferred are surrendered for conversion and (ii) the number as is obtained by dividing (A) the amount of any accumulated but unpaid dividends ("Converted Cash Dividends") by (B) the conversion price of $26.25 per share (the "Cash Dividends Conversion Price," as may be adjusted pursuant to the terms of this Section 5), or, if there has been an adjustment of the Cash Dividends Conversion Price, by the Cash Dividends Conversion Price as last adjusted and in effect at the date any share or shares of Series A Preferred are surrendered for conversion; PROVIDED, HOWEVER, that the issuance of any shares of Common Stock otherwise issuable pursuant to clause
                    (ii) before the Deferred Dividend Due Date shall be deferred and shall be issued and delivered by the Corporation on the Deferred Dividend Due Date; PROVIDED, FURTHER, that such deferred shares of Common Stock shall not be issued by the Corporation if the Corporation pays in cash all Converted Cash Dividends on or before the Deferred Dividend Due Date. Each of the Stated Amount Conversion Price and the Cash Dividends Conversion Price may be referred to herein as a "Conversion Price." Such right of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Preferred into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series A Preferred) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock shall be issued.

                         (b) Promptly  after the receipt by the  Corporation  of
                    the written notice referred to in Section 5(a) above and surrender of the certificate or certificates for the share or shares of the Series A Preferred to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Preferred. To the extent permitted by law, such conversion shall be deemed to have been effected and each Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such shares or shares of Series A Preferred (other than the right to receive accumulated but unpaid dividends or deferrable shares of Common Stock under
                    Section 5(a)) shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                         (c) (i) No fractional shares shall be issued upon conversion of the Series A Preferred into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 5(c), be deliverable upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof, shall pay to the holder surrendering the Series A Preferred for conversion an amount in cash equal to the current fair market value of such fractional interest based upon the closing price of the Common Stock on the Nasdaq SmallCap Market or, any other national securities exchange or quotation system on which such Common Stock is then traded, on the trading day prior to the date of the notice of conversion, or if such
                         Common Stock is not then traded on a national securities exchange or quotation system, as determined in good faith by the Board of Directors of the Corporation.

                         (ii) In case the number of shares of Series A Preferred represented by the certificate or certificates surrendered pursuant to Section 5(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Preferred represented by the certificate or certificates surrendered which are not to be converted.

                         (d) In the event that the Corporation  shall declare or
                    pay, without consideration, any dividend or other distribution on the then outstanding shares of Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration (other than any dividend or distribution made pursuant to any rights agreement entered into by the Corporation after the date hereof, the terms of which provide for a dividend or distribution to be made upon the occurrence of events substantially similar to those events which would have resulted in a dividend or distribution under the terms of that certain Rights Agreement between the Corporation and The First National Bank of Chicago, as Rights Agent, dated as of August 3, 1989, as in effect immediately prior to the date hereof (any such dividend or distribution, a "Rights Plan Distribution")), or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event that the then outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then each applicable Conversion Price for the Series A Preferred in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on the then outstanding shares of Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                         (e) In the event that the Corporation  shall declare or
                    pay, without consideration, any dividend or other distribution on the then outstanding shares of Common Stock payable in securities of the Corporation other than Common Stock or in any right to acquire securities of the Corporation other than Common Stock for no consideration (other than a Rights Plan Distribution) and other than as otherwise adjusted in this Section 5, then in each such event provision shall be made so that the holders of the Series A Preferred shall be entitled to receive a proportionate share of any such dividend or distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series A Preferred are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such dividend or other distribution.

                         (f) If the Common Stock issuable upon conversion of the
                    Series A Preferred shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 5(d) above or a merger or other reorganization referred to in Section 4(c) above), each Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A Preferred shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class of classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series A Preferred immediately before that change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Preferred after the capital reorganization, reclassification or other action to the end that the provisions of this Section 5 (including adjustment of each Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred) shall be applicable after such action and be as nearly equivalent as possible. If the Stated Amount is decreased pursuant to the last sentence of Section 1(a) hereof, the Stated Amount Conversion Price then in effect, but not the Cash Dividends Conversion Price then in effect, shall be immediately decreased in the same proportion without any requirement of action by the Corporation or the Board of Directors (for clarity, if the Stated Amount is reduced by 20%, then the Stated Amount Conversion Price shall also be reduced by 20%).

                         (g) Upon any  adjustment  of  either  Conversion  Price
                    (including pursuant to the last sentence of Section 5(f) hereof), then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of shares of Series A Preferred at the address of such holder as shown on the books of the Corporation (or its transfer agent, if any), which notice shall state each Conversion Price following such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                         (h) In case at any time:

                             (i) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                             (ii) the  Corporation shall offer for  subscription
                                  pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                              (iii)  there   shall    be   any   reorganization,
                                  recapitalization or  reclassification  of  the
                                  capital   stock   of   the   Corporation   (a
                                  "Reorganization") or the Corporation shall enter into an agreement with respect to any Change of Control Transaction; or

                              (iv) there  shall  be  a  voluntary or involuntary
                                  dissolution, liquidation or winding up of the Corporation;

                    then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series A Preferred at the address of such holder as shown on the books of the Corporation (or its transfer agent, if any), (A) in the case of any extraordinary cash dividend paid to the holders of shares of Series A Preferred after May 31, 2004 and on or prior to July 31, 2004, at least 10 days' prior written notice of the date on which a record shall be taken for such dividend, (B) at least 15 days' prior written notice of the date on which the books of the Corporation (or its transfer agent) shall close or a record shall be taken for any dividend paid after July 31, 2004, distribution or subscription rights or for determining rights to vote in respect of any such Reorganization or Change of Control Transaction, and (C) in the case of any such Reorganization or Change of Control Transaction, at least 15 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clauses (A) and
                    (B) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (C) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Reorganization or Change of Control Transaction, as the case may be.

                         (i) All outstanding shares of Series A Preferred shall,
                    at the option of the Corporation, be automatically converted into Common Stock, in accordance with the provisions of this
                    Section 5, if at any time the number of outstanding shares of Series A Preferred is less than or equal to 250,000.

                         (j) The Corporation  will at all times reserve and keep
                    available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the lowest effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed.

                         (k) Shares of Series A Preferred that are converted into shares of Common Stock as provided herein shall not be reissued.

                         (l) The issuance of  certificates  for shares of Common
                    Stock upon conversion of the Series A Preferred shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of Series A Preferred which is being converted.

                         (m) The  Corporation  will  not,  by  amendment  of its
                    Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against impairment.

                    6. VOTING. Except as otherwise provided by law or in Section
               2 above, the holders of the Series A Preferred shall vote together with the holders of Common Stock on all matters to be voted on by the stockholders of the Corporation, and each holder of Series A Preferred shall be entitled to one vote for each whole share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series A Preferred held by such holder on the record date for the determination of stockholders entitled to vote.

               D. The rights, preferences, privileges, restrictions and other matters relating to the Series B Preferred are as follows:

                    1. Dividends.

                         (a) For  purposes  hereof,  the Series B Stated  Amount
                    shall mean $134.59 per share; PROVIDED, HOWEVER, that the Series B Stated Amount shall be reduced by the amount of any extraordinary cash dividend paid to the holders of shares of Series B Preferred after May 31, 2004 and on or prior to July 31, 2004 (with the amount of such reduction in the Series B Stated Amount based on the dividend amount paid on each share of Series B Preferred).

                         (b) [Intentionally Omitted].

                         (c) The holders of shares of Series B  Preferred  shall
                    be entitled to receive (1) any Series B Pro-Rated Dividend (as defined below) and (2) on the last day of each Cash Dividend Payment Date, out of funds legally available for such purpose, PARI PASSU with the Series A Preferred, cash dividends in an amount equal to the greater of: (i)
                    dividends which would have been payable to such holders of shares of Series B Preferred in such quarter had such holders converted such shares of Series B Preferred into Common Stock immediately prior to the record date of any dividend declared on the Common Stock in such quarter, or
                    (ii) (A) for Cash Dividend Payment Dates occurring on or before November 30, 2005, 2.75% of the Series B Stated Amount then in effect, (B) for Cash Dividend Payment Dates occurring after November 30, 2005, and on or before the date of a Refinancing, 3% of the Series B Stated Amount then in effect and (C) for Cash Dividend Payment Dates occurring after November 30, 2005 and after a Refinancing, 2.75% of the Series B Stated Amount then in effect; PROVIDED that (x) dividends accruing on Cash Dividend Payment Dates occurring on or before the Deferred Dividend Due Date (the "Series B Deferrable Cash Dividends") may be deferred, in whole or in part, only at the election of a majority of the Independent Directors until the Deferred Dividend Due Date, (y) dividends accruing on Cash Dividend Payment Dates occurring after the Deferred Dividend Due Date may be deferred, in whole or in part, only at the election of a majority of the Independent Directors, and if not so deferred, shall be paid by the Corporation in cash, and (z) the Corporation shall pay any accrued dividends that have been deferred under clauses (x) and (y) in cash, in whole or in part, only upon the affirmative vote of a majority of the Independent Directors; PROVIDED, FURTHER, that any dividend accruing after the date of a Refinancing that is deferred pursuant to the immediately preceding clause of this sentence, or that is otherwise not paid when due in cash, shall accrue in an amount equal to 3% of the Series B Stated Amount then in effect (and not in an amount equal to 2.75% of the Series B Stated Amount then in effect). Such dividends shall be cumulative and shall accrue from and after each Cash Dividend Payment Date whether or not declared by the Board of Directors and whether or not there are any funds of the Corporation legally available for the payment of dividends. Accrued but unpaid dividends shall not bear interest. For purposes of determining the amount of dividends accrued or accumulated, as the case may be, as of any date that is not a Cash Dividend Payment Date (including, without limitation, in connection with any redemption pursuant to Section 2, Series B Liquidation Preference pursuant to Section 3, or conversion pursuant to Section 4 that is effected on any date that is not a Cash Dividend Payment Date) (such dividend, a "Series B Pro-Rated Dividend"), such amount shall be calculated on the basis of the dividend for the actual number of days elapsed from and including the last preceding Cash Dividend Payment Date to the date as of which such determination is to be made, based on a ninety
                    (90) day quarter.

                         (d) The Board of Directors of the Corporation may fix a
                    record date for the determination of holders of Series B Preferred entitled to receive payment of a dividend thereon pursuant to Section 1(a) or Section 1(c) hereof (all references in this Article Fourth, Section D are to sections contained in this Article Fourth, Section D), which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof. All cash payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                         (e) As long as any shares of Series B  Preferred  shall
                    remain outstanding, in no event shall any dividend be declared or paid upon, nor shall any distribution be made upon, any Junior Capital Stock, including the Common Stock, other than a dividend or distribution payable solely in shares of Common Stock, nor shall any Junior Capital Stock be purchased or redeemed by the Corporation, nor shall any monies be paid to or made available for a sinking fund for the purchase or redemption of shares of any Junior Capital Stock, unless, in each such case, (A) (i) full cumulative dividends payable pursuant to Section 1(c) hereof on the outstanding shares of Series B Preferred have been declared and paid and (ii) any arrears or defaults in any redemption of shares of Series B Preferred shall have been cured or (B) the Corporation shall have received the advance consent or approval of a majority of the then-outstanding shares of Series A Preferred, or a majority of the then-outstanding shares of Series B Preferred if there are no shares of Series A Preferred then-outstanding, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, or by written consent.

                    2. Redemption.

                         (a) Subject to the provisions of any credit  agreement,
                    loan agreement or indenture entered into by the Corporation, the Corporation may, at any time after November 30, 2008, redeem, out of funds legally available therefor, all, but not less than all, outstanding shares of Series B Preferred by paying for each share of Series B Preferred an amount in cash equal to the Series B Stated Amount then in effect plus the amount of any accumulated but unpaid cash dividends (the "Series B Redemption Price") as of the Series B Redemption Date (as defined below). Any determination with respect to the exercise of the redemption rights provided in this
                    Section 2(a) shall be made solely by the affirmative vote of a majority of the Independent Directors present at a meeting. The directors who do not qualify as Independent Directors may be counted in determining the presence of a quorum at a meeting of the board of directors which authorizes such redemption. Section 2(a) may be amended only by the approval of a majority of the holders of Common Stock, excluding any holders of Common Stock who also hold shares of Series B Preferred or who are affiliates (as determined in good faith by the Independent Directors) of a holder of Series B Preferred.

                         (b) Notice of any redemption of shares of Series B Preferred pursuant to Section 2(a) (the "Series B Redemption Notice") shall be mailed not less than 60 days prior to the date fixed for redemption to each holder of shares of Series B Preferred to be redeemed, at such holder's address as it appears on the transfer books of the Corporation, notifying each such holder of the redemption to be effected and specifying the redemption date (the "Series B Redemption Date"), the Series B Redemption Price, the place at which payment may be obtained and requesting each such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares of Series B Preferred to be redeemed. On or after the Series B Redemption Date, each holder of Series B Preferred who has not previously elected to convert its shares of Series B Preferred into Common Stock pursuant to Section 4 hereof shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Series B Redemption Notice, and thereupon the Series B Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In order to facilitate the redemption of shares of Series B Preferred, the Board of Directors may fix a record date for the determination of the holders of shares of Series B Preferred to be redeemed, not more than 60 days or less than 10 days prior to the date fixed for such redemption.

                         (c) From and after any Series B Redemption Date, unless
                    there shall have been a default in payment of the Series B Redemption Price, all rights of the holders of shares of Series B Preferred shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                         (d) On or prior to any Series B  Redemption  Date,  the
                    Corporation shall deposit the aggregate Series B Redemption Price of all shares of Series B Preferred with a bank or trust corporation having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares of Series B Preferred not yet redeemed, with irrevocable instructions and authority to the bank or trust corporation to pay the Series B Redemption Price for such shares to their respective holders  on or after  the  Series  B  Redemption  Date  upon receipt  of  notification  from the  Corporation  that  such holder has surrendered his share certificate to the Corporation pursuant to Section 2(b) above. As of the Series B Redemption Date, the deposit shall constitute full payment of the shares to their holders, and from and after the Series B Redemption Date the shares so called for redemption shall be redeemed and deemed to be no longer outstanding, and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the bank or trust corporation payment of the Series B Redemption Price of the shares, without interest, upon surrender of certificates therefor. Such instructions shall also provide that any moneys deposited by the Corporation pursuant to this Section 2(d) for the redemption of shares thereafter converted into shares of the Corporation's Common Stock pursuant to Section 4 hereof prior to the Series B Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any moneys deposited by the Corporation pursuant to this Section 2(d) remaining unclaimed at the expiration of two (2) years following the Series B
                    Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of the Board of Directors.

                    3. Liquidation, Dissolution or Winding Up.

                         (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, PARI PASSU with the holders of the shares of the Series A Preferred; before any payment shall be made to the holders of any shares of Junior Capital Stock by reason of their ownership thereof, an amount (the "Series B Liquidation Preference") equal to the greater of (i) the amount the holders of Series B Preferred would have received had they converted their shares of Series B Preferred into Common Stock, in accordance with the provisions of Section 4 hereof, immediately prior to such liquidation, dissolution or winding up and (ii) the Series B Stated Amount then in effect plus the amount of any accumulated but unpaid cash dividends as of the date of such event. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred the full amount to which they shall be entitled pursuant to this
                    Section 3(a), the holders of shares of Series B Preferred, and any other shares ranking on a parity therewith, shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares of Series B Preferred held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                         (b) After the  payment of all  amounts  required  to be
                    paid pursuant to Section 3(a) to the holders of shares of Series B Preferred, and any other shares ranking on a parity therewith, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior Capital Stock then outstanding shall share in any distribution of the remaining assets and funds of the Corporation in the manner provided by law, in the Amended and Restated Certificate of Incorporation of the Corporation, as amended, or as provided in any pertinent Certificate of Designations of the Corporation, as the case may be.

                         (c) For  purposes  of this  Section  3, any  Change  of
                    Control Transaction shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series B Preferred to receive at the closing of such transaction the Series B Liquidation Preference.

                    4. Conversion.

                         (a) Subject to the terms and conditions of this Section
                    4, the holder of any share or shares of Series B Preferred shall have the right, at his, her or its option at any time, to convert any such shares of Series B Preferred into up to such number of fully paid and nonassessable whole shares of Common Stock as is obtained by adding (i) the number as is obtained by dividing (A) the Series B Stated Amount per share then in effect by (B) the conversion price of $26.25 per share (the "Series B Stated Amount Conversion Price," as may be adjusted pursuant to the terms of this Section 4), or, if there has been an adjustment of the Series B Stated Amount Conversion Price, by the Series B Stated Amount Conversion Price as last adjusted and in effect at the date any share or shares of Series B Preferred are surrendered for conversion and (ii) the number as is obtained by dividing (A) the amount of any accumulated but unpaid dividends ("Series B Converted Cash Dividends") by (B) the conversion price of $26.25 per share (the "Series B Cash Dividends Conversion Price," as may be adjusted pursuant to the terms of this Section 5), or, if there has been an adjustment of the Series B Cash Dividends Conversion Price, by the Series B Cash Dividends Conversion Price as last adjusted and in effect at the date any share or shares of Series B Preferred are surrendered for conversion; PROVIDED, HOWEVER, that the issuance of any shares of Common Stock otherwise issuable pursuant to clause (ii) before the Deferred Dividend Due Date shall be deferred and shall be issued and delivered by the Corporation on the Deferred
                    Dividend Due Date; PROVIDED, further, that such deferred shares of Common Stock shall not be issued by the Corporation if the Corporation pays in cash all Series B Converted Cash Dividends on or before the Deferred Dividend Due Date. Each of the Series B Stated Amount Conversion Price and the Series B Cash Dividends Conversion Price may be referred to herein as a "Series B Conversion Price." Such right of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series B Preferred into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series B Preferred) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock shall be issued.

                         (b) Promptly  after the receipt by the  Corporation  of
                    the written notice referred to in Section 4(a) above and surrender of the certificate or certificates for the share or shares of the Series B Preferred to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series B Preferred. To the extent permitted by law, such conversion shall be deemed to have been effected and each Series B Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such shares or shares of Series B Preferred (other than the right to receive accumulated but unpaid dividends or deferrable shares of Common Stock under Section 4(a)) shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                         (c) (i) No fractional shares shall be issued upon conversion of the Series B Preferred into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 4(c), be deliverable upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof, shall pay to the holder surrendering the Series B Preferred for conversion an amount in cash equal to the current fair market value of such fractional interest based upon the closing price of the Common Stock on the Nasdaq SmallCap Market or, any other national securities exchange or quotation system on which such Common Stock is then traded, on the trading day prior to the date of the notice of conversion, or if such
                         Common Stock is not then traded on a national securities exchange or quotation system, as determined in good faith by the Board of Directors of the Corporation.

                         (ii) In case the number of shares of Series B Preferred represented by the certificate or certificates surrendered pursuant to Section 4(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Preferred represented by the certificate or certificates surrendered which are not to be converted.

                         (d) In the event that the Corporation  shall declare or
                    pay, without consideration, any dividend or other distribution on the then outstanding shares of Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration (other than any Rights Plan Distribution), or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event that the then outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then each applicable Series B Conversion Price for the Series B Preferred in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on the then outstanding shares of Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                         (e) In the event that the Corporation  shall declare or
                    pay, without consideration, any dividend or other distribution on the then outstanding shares of Common Stock payable in securities of the Corporation other than Common Stock or in any right to acquire securities of the Corporation other than Common Stock for no consideration (other than a Rights Plan Distribution) and other than as otherwise adjusted in this Section 4, then in each such event provision shall be made so that the holders of the Series B Preferred shall be entitled to receive a proportionate share of any such dividend or distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series B Preferred are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such dividend or other distribution.

                         (f) If the Common Stock issuable upon conversion of the
                    Series B Preferred shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 4(d) above or a merger or other reorganization referred to in Section 3(c) above), each Series B Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series B Preferred shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class of classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series B Preferred immediately before that change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Series B Preferred after the capital reorganization, reclassification or other action to the end that the provisions of this Section 4 (including adjustment of each Series B Conversion Price then in effect and the number of shares issuable upon conversion of the Series B Preferred) shall be applicable after such action and be as nearly equivalent as possible. If the Series B Stated Amount is decreased pursuant to the last sentence of
                    Section 1(a) hereof, the Series B Stated Amount Conversion Price then in effect, but not the Series B Cash Dividends Conversion Price then in effect, shall be immediately decreased in the same proportion without any requirement of action by the Corporation or the Board of Directors (for clarity, if the Series B Stated Amount is reduced by 20%, then the Series B Stated Amount Conversion Price shall also be reduced by 20%).

                         (g) Upon any  adjustment  of either Series B Conversion
                    Price (including pursuant to the last sentence of Section 4(f) hereof), then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of shares of Series B Preferred at the address of such holder as shown on the books of the Corporation (or its transfer agent, if any), which notice shall state each Series B Conversion Price following such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                         (h) In case at any time:

                              (i) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                              (ii) the Corporation  shall offer for subscription
                         pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights

                              (iii) there shall be any  Reorganization or Change
                         of Control Transaction; or

                              (iv)  there shall  be  a  voluntary or involuntary
                         dissolution,    liquidation   or   winding  up  of  the
                         Corporation;

                    then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series B Preferred at the address of such holder as shown on the books of the Corporation (or its transfer agent, if any), (A) in the case of any extraordinary cash dividend paid to the holders of shares of Series B Preferred after May 31, 2004 and on or prior to July 31, 2004, at least 10 days' prior written notice of the date on which a record shall be taken for such dividend, (B) at least 15 days' prior written notice of the date on which the books of the Corporation (or its transfer agent) shall close or a record shall be taken for any dividend paid after July 31, 2004, distribution or subscription rights or for determining rights to vote in respect of any such Reorganization or Change of Control Transaction, and (C) in the case of any such Reorganization or Change of Control Transaction, at least 15 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clauses (A) and
                    (B) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (C) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Reorganization or Change of Control Transaction, as the case may be.

                         (i) All outstanding shares of Series B Preferred shall,
                    at the option of the Corporation, be automatically converted into Common Stock, in accordance with the provisions of this
                    Section 4, if at any time the number of outstanding shares of Series B Preferred is less than or equal to 1,000.

                         (j) The Corporation  will at all times reserve and keep
                    available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Series B Preferred as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Preferred. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the lowest effective Series B Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed.

                         (k) Shares of Series B Preferred that are converted into shares of Common Stock as provided herein shall not be reissued.

                         (l) The issuance of  certificates  for shares of Common
                    Stock upon conversion of the Series B Preferred shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of Series B Preferred which is being converted.

                         (m) The  Corporation  will  not,  by  amendment  of its
                    Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred against impairment.

                    5. Voting.  Except as otherwise provided by law, the holders of the Series B Preferred shall vote together with the holders of Common Stock on all matters to be voted on by the stockholders of the Corporation, and each holder of Series B Preferred shall be entitled to one vote for each whole share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series B Preferred held by such holder on the record date for the determination of stockholders entitled to vote.

     FIFTH: [INTENTIONALLY OMITTED]

     SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

          (2) The directors shall have concurrent power with the stockholders to
     make,  alter,  amend,   change,  add  to  or  repeal  the  By-Laws  of  the
     Corporation.

          (3) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation. Election of directors need not be by written ballot unless the By-Laws so provide.

          (4) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

          (5) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Amended and Restated Certificate of
     Incorporation, and any By-Laws adopted by the stockholders; PROVIDED, HOWEVER, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

     SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

     EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the President of the Corporation, hereby declare and certify that this is my act and deed and the facts herein stated are true,
and accordingly have hereunto set my hand this [  _]th day of [    ], 2004.
                                                ---            ----



                                           /s/ Tracy Bilbrough
                               -------------------------------------------------
                               Name:       Tracy Bilbrough
                               Title:      President and Chief Executive Officer

                                                                       EXHIBIT B

May 21, 2004


The Special Committee of the Board of Directors
Juno Lighting, Inc.
1300 S. Wolf Rd.
Des Plaines, IL   60017

Dear Special Committee:

The Special Committee of the Board of Directors (the "Special Committee") of Juno Lighting, Inc. ("Juno" or the "Company") has engaged Duff & Phelps, LLC ("Duff & Phelps") as its independent financial advisor to provide an opinion (the "Opinion") as to the fairness to the public stockholders of the Company, from a financial point of view, of the contemplated transaction described below (the "Proposed Transaction", without giving effect to any impact of the Proposed Transaction on any particular stockholder other than in its capacity as a stockholder). Previously, Duff & Phelps provided financial advisory services to the Company on several occasions, including providing a solvency opinion with regard to the Proposed Transaction. Duff & Phelps also provided a solvency opinion to the Company following its leveraged recapitalization in 1999.

DESCRIPTION OF THE PROPOSED TRANSACTION

Under the terms of the Proposed Transaction, Juno will enter into a $245 million senior secured bank facility consisting of a first lien term loan of $165 million, a second lien term loan of $50 million, and a revolving credit facility of $30 million (the "Refinancing"). The proceeds from the Refinancing will be used to repay existing indebtedness, including a $125 million senior subordinated note, and pay a dividend of up to $60 million (the "Special Dividend") to common and preferred shareholders.

Under the terms of the Proposed Transaction, the stated value of the preferred stock will be reduced by the amount of the Special Dividend paid to preferred stockholders. The conversion price of the preferred stock will be reduced by the percentage reduction in the stated value of the preferred stock. Preferred dividend payments will be deferred (the "Deferred Dividend Payments", which will accumulate without interest) until 30 days after the later of a) July 1, 2008 and b) the sooner of the termination of the credit agreement associated with the Refinancing, a subsequent refinancing, a liquidation or other change of control transaction, or June 30, 2011. Upon occurrence of any of the preceding, the Company will be obligated to pay all accumulated dividends. Deferred Dividend Payments will be adjusted to 2.75% quarterly until fiscal yearend 2005 and 3.0% quarterly thereafter, except that the rate on any dividend payments paid currently in cash will be 2.75% quarterly.

Additionally, under the terms of the Proposed Transaction, the exercise price of existing stock options will be reduced by the estimated percentage decrease in the market value of the common shares as a result of the Special Dividend payment.

SCOPE OF ANALYSIS

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Our due diligence with regards to the Proposed Transaction included, but was not limited to, the items summarized below.

     1. Met with the senior management of Juno at their corporate headquarters in Des Plaines, Illinois to discuss recent developments, current business operations, financial condition, future prospects and strategic objectives;

     2. Reviewed Form 10-Ks filed with the SEC for the years ended November 30, 1998 through 2003; Form 10-Q filed with the SEC for the three months ended February 28, 2004; unaudited interim financial statements for the four months ended March 31, 2004;

     3.   Reviewed  internal   documents   provided  by  management,   including
          financial projections and other detailed operating information, as well as other public filings;

     4. Reviewed final draft (dated May 21, 2004) of the Amended and Restated Certificate of Incorporation;

     5. Reviewed draft (dated May 20, 2004) of the Credit Agreement among the Company, the Lenders and Wachovia, and the related exhibits (the "Credit Agreement");

     6. Reviewed the Commitment Letter and Term Sheet from Wachovia Securities to Juno Lighting, dated March 31, 2004;

     7. Reviewed Confidential Information Memorandum in connection with proposed Juno refinancing issued by Wachovia Securities, an affiliate of Wachovia, dated April 2004, and Presentation to Prospective Lenders dated April 14, 2004;

     8. Reviewed Credit Agreement among the Company, NationsBank, and CSFB, dated as of June 29, 1999 and the related exhibits and amendments;

     9. Reviewed purchase Agreement for the Company's $125 million 11.875% Senior Subordinated Notes due 2009, dated June 24, 1999, and Senior Subordinated Note Indenture, dated as of June 30, 1999;

     10. Reviewed the Alfa Lighting, Inc. Stock Purchase Agreement Dated October 15, 2002 and the Acculite Mfg. Inc. Asset Purchase Agreement Dated August 22, 2001;

     11. Analyzed current conditions and trends with respect to the commercial, residential and industrial lighting industry and the markets in which the Company operates;

     12. Analyzed the historical trading price and trading volume of Juno's common stock;

     13.  Analyzed  data  on  comparable   companies   obtained  from  regularly
          published sources used as background for our analysis and valuation;

     14. Analyzed information on transactions involving companies judged by us as being similar to the Company; and

     15. Reviewed certain other relevant, publicly available information, including economic, industry, and investment information.

Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps did not make any independent evaluation, appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise). This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company's credit worthiness or otherwise as tax advice or as accounting advice. In rendering this Opinion, Duff & Phelps relied upon the fact that the Special Committee and the Company have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken; and Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

In preparing its forecasts, performing its analysis and rendering its Opinion with respect to the Proposed Transaction, Duff & Phelps (i) relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not attempt to independently verify such information, (ii) assumed that any estimates, evaluations and projections furnished to Duff & Phelps were reasonably prepared and based upon the last currently available information and good faith judgment of the person furnishing the same, and (iii) assumed that the final version of all documents reviewed by us in draft form conform in all material respects to the drafts reviewed. Duff & Phelps' Opinion further assumes that information supplied and representations made by Company management are substantially accurate regarding the Company and the Proposed Transaction. Neither Company management nor the Special Committee placed any limitation upon Duff & Phelps with respect to the procedures followed or factors considered by Duff & Phelps in rendering its Opinion.

In our analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction. Duff & Phelps has also assumed that all of the conditions precedent required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Credit Agreement and Amended and Restated Certificate of Incorporation.

The basis and methodology for this Opinion have been designed specifically for the express purposes of the Special Committee and may not translate to any other purposes.

Duff & Phelps has prepared this Opinion effective as of May 21, 2004. The Opinion assumes that the final executed version of documents do not differ materially from those noted herein as having been reviewed in draft form. The Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of such date, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof. Notwithstanding and without limiting the foregoing, in the event that there is any change in any fact or matter affecting the Opinion after the date hereof and prior to the completion of the Proposed Transaction, Duff & Phelps reserves the right to change, modify or withdraw the Opinion.

This letter should not be construed as creating any fiduciary duty on Duff & Phelps' part to any party.

It is understood that this Opinion is for the information of the Special Committee in connection with its consideration of the Proposed Transaction and may not be used for any other purpose without our prior written consent. This letter is confidential and intended to be seen and relied on only by the Special Committee and the Board of Directors of Juno Lighting, Inc. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based.

CONCLUSION

Based upon and subject to the foregoing, Duff & Phelps is of the opinion that the Proposed Transaction is fair to the public stockholders of Juno, from a financial point of view (without giving effect to any impact of the Proposed Transaction on any particular stockholder other than in its capacity as a stockholder).

Respectfully submitted,

DUFF & PHELPS, LLC